UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: September 30, 2011


                            Vibe Records, Inc. Nevada
             (Exact name of registrant as specified in its charter)

         Nevada                    000-51107                   71-0928242
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

824 Old Country Road, PO Box 8, Westbury NY                       11590
 (Address of principal executive offices)                      (Zip Code)

                                 (516) 333-2400
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

SECTION 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

ENGAGEMENT OF INDEPENDENT ACCOUNTANT.

Effective September 30, 2011, we have engaged Michael T. Studer CPA P.C. to audit our restated financial statements at and for the fiscal years ended September 30, 2009 and 2008. We have previously reported our engagement of Michael T. Studer CPA P.C. to audit our financial statements and for the fiscal year ended September 30, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VIBE RECORDS, INC. NEVADA


Date: September 30, 2011                  By: /s/ Timothy J. Olphie
                                             -----------------------------------
                                             Timothy J. Olphie
                                             Chief Executive Officer,
                                             Chief Financial Officer and
                                             Director


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